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                       DIRECTORS' RELEASE




      This  release  is made pursuant to and is subject  to  that certain  Agreement  dated  the 17th day  of  October,  1995  (the

"Agreement")  executed  by  (a)  AMERCO,  a  Nevada   corporation

("AMERCO"); (b) EDWARD J. SHOEN ("E. Shoen"); (c) JAMES P.  SHOEN

("J.  Shoen");  (d) AUBREY K. JOHNSON ("Johnson");  (e)  JOHN  M.

DODDS ("Dodds"); and (f) WILLIAM E. CARTY ("Carty").  Terms  used herein with their initial letters capitalized that are defined in the  Agreement shall have the meaning given them in the Agreement unless otherwise defined herein.

      In  consideration of the mutual promises set forth  in  the

Agreement,  and  for  other good and valuable consideration,  the receipt and adequacy of which are hereby acknowledged, E.  Shoen,

J.  Shoen,  Johnson, Dodds and Carty voluntarily, knowingly,  and unconditionally, with specific and express intent, and on  behalf

of   themselves   and   their  attorneys,  heirs,   predecessors,

successors  and assigns (collectively, the "Releasing  Parties"),

hereby  release,  quit  and discharge AMERCO  and  its  officers,

directors,   employees,  agents,  representatives,   accountants,

attorneys,   predecessors,  successors,  assigns,  and   insurers

(collectively, the "Released Parties") of and from  any  and  all actions,  causes  of  action, suits, defenses,  debts,  disputes,

damages,  claims, obligations, liabilities, costs, expenses,  and demands  of any kind or character whatsoever through the  present date,  at  law  or  in equity, in contract or  in  tort,  whether
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matured  or  unmatured,  liquidated or  unliquidated,  vested  or contingent,  choate or inchoate, known or unknown,  suspected  or unsuspected, that the Releasing Parties (or any of them) had, now have,  or  hereafter can, shall, or may have against the Released

Parties,  or any of them, for, upon, or by reason of any  matter,

cause  or  thing  whatsoever directly or  indirectly  arising  in connection with or related to the Damage Award except the matters referred to in the Agreement as the Reserved Claims.

      No  waiver  or amendment of this release, or the  promises,

obligations or conditions herein, shall be valid unless set forth in  writing and signed by the party against whom such  waiver  or amendment  is  to be enforced, and no evidence of any  waiver  or amendment  of  this  release  shall be  offered  or  received  in evidence in any proceeding, arbitration or litigation between the

Releasing  Parties (or any of them) and the Released Parties  (or any of them) arising out of or affecting this release unless such waiver  or  amendment is in writing and signed as  stated  above.

The  Releasing  Parties, and each of them, hereby  represent  and warrant  that  they have not assigned, pledged or transferred  in any  manner to any person or entity any claim that is the subject

of  this  Release.   The Releasing Parties  shall  indemnify  the

Released  Parties, and each of them, from and against all  claims that  are  the subject of this Release that are asserted  by  any person or entity by or through any of the Releasing Parties or as a  result  of any assignment, pledge or transfer that caused  the foregoing representation to be false.

      The  Releasing Parties hereby agree, represent and  warrant that  each  has had the advice of counsel of his own choosing  in negotiations  for and the preparation of this Release,  and  each has  read this Release, or has had the same read to him, and that each  has  had this Release fully explained by such  counsel  and that each is fully aware of its content and legal effect.
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      This  Release shall automatically become effective, without further  act  of  the Releasing Parties or the Released  Parties,

upon the Effective Date of the Plan.

      This  Release  shall  be binding upon  the  successors  and assigns  of the Releasing Parties and shall inure to the  benefit of the successors and assigns of the Released Parties.

       This  Release  shall  be  governed  by  and  construed  in accordance with the laws of the State of Arizona.

     Executed this 17th day of October, 1995.


/S/ Edward J. Shoen                 /S/ John M. Dodds
________________________________    _______________________________________
EDWARD J. SHOEN                    JOHN M. DODDS


/S/ James P. Shoen                 /S/ William E. Carty
________________________________   _______________________________________
JAMES P. SHOEN                     WILLIAM E. CARTY


/S/ Aubrey K. Johnson
________________________________
AUBREY K. JOHNSON